SUPPLEMENT DATED SEPTEMBER 1, 2005 TO THE
                 GOLD TRACK SELECT PROSPECTUS DATED MAY 2, 2005

THE FOLLOWING INFORMATION SUPPLEMENTS, AND TO THE EXTENT INCONSISTENT THEREWITH, REPLACES THE INFORMATION IN THE PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT AND KEEP IT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

CHART ASSET ALLOCATION PROGRAM Effective September 1, 2005, the maximum charge for the CHART Asset Allocation Program is decreasing from 1.25% annually to 1.00% annually. The charge is deducted as a partial surrender on a quarterly basis from amounts held in the program. The level of the charge depends on the amount of your Contract Value allocated to the program and is as follows:

                                          ANNUAL INVESTMENT
 CONTRACT VALUE EQUAL                      ADVISORY FEE FOR
  TO OR GREATER THAN    BUT LESS THAN       CHART PROGRAM
----------------------- ---------------  ---------------------
          $0               $25,000              1.00%
       $25,000             $50,000              0.75%
       $50,000             $75,000              0.50%
       $75,000             $100,000             0.35%
       $100,000            $250,000             0.25%
       $250,000            $500,000             0.15%
      $500,000+                                 0.10%

The CHART program is offered by one of our affiliates, CitiStreet Financial Services LLC ("CFS"). When the charge is deducted from your Contract Value, we send the amount of the charge to CFS. Each time the charge is deducted, it will appear on your statement of account.

The charge is assessed at fixed intervals during the year, every three months, regardless of when you start or stop your enrollment in the program. If you enroll in the program immediately after a fee assessment date, you will not incur a charge for the program until nearly three months later. Conversely, if you terminate your enrollment in the program immediately after a fee assessment date, you will not receive a refund for any "unused" portion of the fee.

Your CHART charge for the period that includes September 1, 2005, will be revised to reflect the fee schedule shown above for the portion of the period occurring on or after September 1, 2005. The revised CHART charge will appear on your statement of account.

The annual fee to participate in the CHART program is in addition to any Contract fees and charges. Partial surrenders made to pay program fees will reduce your Contract Value, the guaranteed minimum death benefit, and the amount available for free withdrawals. PLEASE CONSULT WITH YOUR INVESTMENT PROFESSIONAL TO DISCUSS THE PROGRAM.

Effective September 1, 2005, CFS became an indirect wholly-owned subsidiary of MetLife, Inc. CFS is no longer affiliated with Citigroup Inc. or State Street Bank and Trust Company.

The CHART program may be changed or discontinued at any time.

Under the "Fee Table", under the table of "Underlying Fund Fees and Expenses," the expense information is deleted relating to "CitiStreet Funds, Inc.**" that includes the CHART asset allocation fee for CitiStreet Diversified Bond Fund - Class I, CitiStreet International Stock Fund - Class I, CitiStreet Large Company Stock Fund - Class I, CitiStreet Small Company Stock Fund - Class I.

Under the "Fee Table", under the sub-section "Examples," Example 3 is replaced with the following:

EXAMPLE 3 -- This example assumes that you have elected the CHART program at the maximum fee. Under the CHART program, you choose to enter into a separate investment advisory agreement with CFS for the purpose of receiving asset allocation advice. The example assumes that your Contract Value is allocated to the most expensive and least expensive Underlying Funds; however, under the program, your Contract Value is currently allocated amongst four Underlying Funds, each of which is substantially less expensive than the example reflecting the maximum total operating expenses. The program is not part of the Contract issued by the Company.

                                       IF CONTRACT IS SURRENDERED AT THE    IF CONTRACT IS NOT SURRENDERED OR
                                             END OF PERIOD SHOWN:          ANNUITIZED AT END OF PERIOD SHOWN:
                                      ----------------------------------- ------------------------------------
FUNDING OPTION                        1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS   10 YEARS
---------------                       ------- -------- -------- --------- ------- -------- --------- ---------
Underlying Fund with Minimum Total
Annual Operating Expenses              782     1272     1776      3051     275      844      1440      3051
Underlying Fund with Maximum Total
Annual Operating Expenses              916     1655     2406      4281     411     1244      2092      4281

Under the section entitled "Asset Allocation Services," under the sub-section "CHART Program," the second paragraph is deleted and replaced with the following:

Affiliates of CFS, CitiStreet Associates LLC, a licensed insurance agency, and CitiStreet Equities LLC, a broker-dealer, may receive compensation payable by the Company for selling the Contract to your plan and for additional contributions made by plan participants. CFS, CitiStreet Associates LLC, and CitiStreet Equities LLC are subsidiaries of CitiStreet Retirement Services LLC, an indirect wholly-owned subsidiary of MetLife, Inc.

Under the section entitled "Asset Allocation Services," under the sub-section "CHART Program," the sixth paragraph is deleted and replaced with the following:

At any time, a program participant can request a change to his or her investor profile or the allocation of his or her Contract Value amongst the Variable Funding Options, or can elect to terminate the program. Participants are encouraged to regularly reconsider their investor profile or allocation by calling CFS for a review at the phone number provided in the investment advisory agreement. Participants are encouraged to do this at least once a year. In addition, program participants will receive a quarterly performance report from the Company that provides information about the Variable Funding Options.

Under the section entitled "Distribution of Variable Annuity Contracts," the paragraph entitled "CitiStreet Equities LLC/CitiStreet Associates LLC" is replaced with the following:

CITISTREET EQUITIES LLC/CITISTREET ASSOCIATES LLC. The Company and TDLLC have entered into a selling agreement with CitiStreet Equities LLC. CitiStreet Equities LLC and its affiliate, CitiStreet Associates LLC, are affiliates of the Company and MetLife, Inc. Registered representatives of CitiStreet Equities LLC, who are properly licensed and appointed, may offer the Contract to customers. In addition to compensation described above, CitiStreet Equities LLC receives compensation for the hiring and training of sales representatives and for meeting certain gross sales goals and net sales goals (sales less redemptions) which may cause CitiStreet Equities LLC or its representatives to favor the Company's products. The Company has also entered into an agreement with CitiStreet Associates LLC whereby the Company pays CitiStreet Associates LLC fees in connection with CitiStreet Associates' provision of certain administrative, recordkeeping, marketing and support services in relation to annuity contracts sold by CitiStreet Equities LLC in connection with Section 401(a), 401(k), 403(b), 457(b) and 408(b) plans. Any compensation payable to CitiStreet Associates LLC or CitiStreet Equities LLC will be made by TDLLC or the Company out of its own assets and will not result in any additional direct charge to you.

CitiStreet is a service mark of Citigroup Inc. or its affiliates and is used by MetLife, Inc. and its affiliates under license.


L-24546                                                          September, 2005